Spear Alpha ETF (SPRX)
Listed on The Nasdaq Stock Market, LLC
Summary Prospectus dated August 2, 2021
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current prospectus and SAI dated July 31, 2021, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.spear.invest.com. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Spear Alpha ETF (the “Fund”) seeks long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.75%

1 Estimated for the current fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year:	$77	3 Years:	$240
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund is an actively-managed exchange-traded Fund (“ETF”) that will invest primarily in equity securities, including common stock or American depositary receipts (“ADRs”) of companies that Spear Advisors LLC (the “Adviser”) believes are poised to benefit from breakthrough innovation in industrial technology. The Adviser defines innovations in industrial technology as those technological developments that are transforming or have the potential to transform the industrial sector.
The Adviser targets technological developments that can be categorized into one or more of the themes discussed below. The Adviser seeks to invest in companies engaged at any stage of the supply chain that is relevant to one of these themes. For example, the Adviser may invest in companies engaged in the mining, processing and production of materials or natural resources used in the development of services, products or technologies; companies engaged in the manufacturing of instruments, components or parts underlying the products, services, or technologies of one or more of the themes; or companies that use or benefit from such products, services, or technologies to generate operational efficiencies in their own business.

Environmental Focus and Decarbonization. Decarbonization and broader environmental awareness is a powerful theme with the potential for significant innovation in industrial technology. Companies within this theme include those that engage in one or more of the following, or similar, activities: (i) providing low carbon footprint solutions, such as electric and hydrogen vehicles; (ii) providing products, components, services and materials that go into the associated infrastructure (e.g., charging stations, electronic components, materials); (iii) providing products and services that improve the environmental operating efficiency (e.g., energy efficiency innovations) of physical structures; (iv) providing technologies and services for carbon sequestration; and/or (v) providing equipment, components, and services for other environmental initiatives such as water filtration and environmental remediation.
Manufacturing Digitalization. New developments in scalable connectivity (such as 5G and cloud migration) are enabling digitalization of manufacturing businesses, creating an ecosystem of companies with the potential to benefit from this trend. In its application of this theme, the Adviser seeks to identify and invest in companies engaged in one or more of the following, or similar, activities: (i) developing advancements in industrial software (e.g., design, simulation, digital twin technology, and augmented/virtual reality (“AR/VR”)); (ii) providing software solutions targeted at optimizing operations (e.g., procurement); (iii) providing associated hardware (e.g., sensors, probes); (iv) providing products or services that act as building blocks for such technologies (e.g., semiconductors); (v) providing digital data related solutions, such as storage (including cloud based solutions) and/or analysis; (vi) utilizing any of these technologies, products, or services to develop new products or technologies; and/or (vii) utilizing any of these technologies, products, or services to generate meaningful operational efficiencies in their own business.
Robotics and Industrial Automation. Innovation in robotics and automation is driving increased adoption and new applications. In its application of this theme, the Adviser seeks to identify and invest in companies that engage in one or more of the following, or similar, activities: (i) the design and/or manufacturing of robotics or industrial automation in the form of products, software, or systems; (ii) the development and/or manufacturing of associated components and materials; or (iii) the use of robotics and automation to improve their operations.
Photonics and Additive Manufacturing. Photonics is the technology of generating and harnessing light and other forms of radiant energy whose quantum (i.e., smallest possible) unit is the photon. Photonics applications extend from additive manufacturing (also known as 3D printing) and laser cutting for manufacturing processes for high powered lasers, to sensing and imaging for low powered lasers. In applying this theme, the Adviser seeks to identify and invest in companies engaged in the following, or similar, activities: (i) the manufacturing of 3D printing equipment and materials; (ii) the manufacturing of high-power fiber laser equipment and components; (iii) the use of photonics-based technologies for manufacturing process optimization and cost reduction; and/or (iv) the use of photonics-based technologies for imaging applications, such as for medical imaging, life science, and optical data communications.
Space Exploration. Growth in space exploration is expected to accelerate, driven by cost reductions from reusable-rocket technology and smaller, cost effective satellite technologies, creating an ecosystem of companies that may benefit from this theme. The Adviser seeks to identify and invest in such companies, including those that (i) enable space exploration, through, for example, simulation, artificial intelligence (“AI”), or robotics related software, products or systems; (ii) make, launch, and operate platforms in orbital and sub-orbital space, such as rockets, satellites, drones and other aircraft and equipment; or (iii) utilize any of these technologies, products, or services to generate meaningful operational efficiencies in their business.
Artificial Intelligence. Deep learning is a form of AI that is finding significant industrial applications and uses including autonomous driving, predictive maintenance, and machine vision. In its application of this theme, the Adviser seeks to identify and invest in companies (i) that provide AI technologies that enable autonomous activity, such as autonomous driving vehicles or drones (e.g., companies that provide software for image classification, voice recognition, natural language processing); (ii) that provide AI-based algorithms and software for the purposes of predictive maintenance; (iii) that provide AI-based machine vision software and associated hardware; and/or (iv) whose products or business processes are meaningful users of AI based technologies.
The Adviser will select investments for the Fund that represent its highest-conviction investment ideas within the themes, as described above, in constructing the Fund’s portfolio. The highest-conviction investment ideas are companies that have the highest expected risk-adjusted return as determined though the Adviser’s investment process.
The Adviser’s Investment Process. The Adviser’s alpha strategy seeks to identify investment opportunities in which the performance of a company’s stock will exceed that of the market over time. In implementing this strategy, the Adviser employs a fundamental research process, combining deep industry knowledge with rigorous financial analysis. The Adviser strives to achieve a portfolio profile that is balanced between growth companies (i.e., companies the Adviser believes have high and underappreciated growth prospects) and value companies (i.e., companies the Adviser believes to be undervalued based on its assessment of their underlying fundamentals).
To identify the Fund’s investable universe, the Adviser uses top-down analysis to identify companies and associated supply chains that are beneficiaries of the investment themes, leveraging both internal and external resources.

Once a company is identified as relevant to one or more themes, the Adviser conducts bottom-up research of the company, including: (i) assessment of the company’s market potential and competitive positioning; (ii) analysis of the company’s financial performance and history of generating returns on invested capital; and (iii) assessment of the quality of its management team and its ability to execute on the financial plan. The Adviser builds financial forecasts using assumptions derived from the research process and constructs a valuation framework using several valuation methodologies, including a Discounted Cash Flow Model (DCF), which is a valuation method used to estimate the value of an investment based on its expected future cash flows.
In evaluating investments for the Fund, the Adviser applies an environment, social, and governance (“ESG”) framework that evaluates companies based on various metrics, such as the company’s impact on the environment. This includes consideration of whether the company has any targets for carbon emission reduction, its commitment to reducing energy consumption, and the company’s history or potential to improve the industrial sector or generate environmental benefits. The Adviser also considers a company’s governance philosophy, such as the company’s management incentive structure, board of directors composition, and employee ownership. The Adviser uses this ESG framework to screen companies for inclusion or exclusion from the Fund’s investment universe. The implementation of the Fund’s ESG framework, including the evaluation of each investment idea, as well as identification of opportunities that benefit from environmental focus, is a core part of the research process and the Fund’s investment theme (as described in the “Environmental Focus and Decarbonization” section above).
The Adviser continuously monitors, resizes, and exits positions based on changes in the fundamental drivers of a company’s business (including structural changes, such as increased competition, new entrants and disruptive technologies, unfavorable supply/demand balance) and its valuation.
The Fund may invest in companies of any market capitalization, but will typically invest in large capitalization companies with a market capitalization between $10 billion and $100 billion.
The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its objective. The following risks could affect the value of your investment in the Fund:
•Artificial Intelligence, Machine Learning and Deep Learning Investment Risk. Companies across a wide variety of industries, primarily in the technology sector, are exploring the possible applications of artificial intelligence, machine learning and other deep learning technologies. The extent of such technologies’ versatility has not yet been fully explored. Consequently, the Fund’s holdings may include equity securities of operating companies that focus on or have exposure to a wide variety of activities in addition to their AI, machine learning and deep learning activities, and the economic fortunes of such companies may be tied to such other activities. Currently, there are few public companies for which artificial intelligence, machine learning and deep learning technologies represent an attributable and significant revenue or profit stream, and such technologies may not ultimately have a material effect on the economic returns of companies in which the Fund invests. Companies that do have a focus on such technologies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. These companies also tend to engage in significant amounts of spending on research and development, and there is no guarantee that these products or services will be successful. The securities of such companies, especially smaller, start-up companies, are also typically more volatile than those of companies that do not rely heavily on technology.
•Depositary Receipt Risk. Depositary receipts, including ADRs, involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares.
•Environmental, Social, Governance Risk. Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. The Fund’s incorporation of ESG considerations may affect its exposure to certain sectors and/or types of investments, and may adversely impact the Fund’s performance depending on whether such sectors or investments are in or out of favor in the market.
•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.
•ETF Risks. The Fund is an ETF, and, as a result of its structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums or discounts greater than those of domestic ETFs.
◦Trading. Although Shares are listed for trading on The Nasdaq Stock Market, LLC (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.
•Growth Investing Risk. Growth stocks can be volatile for several reasons. Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.
•Industrials Sector Risk. The industrials sector includes companies engaged in aerospace and defense, electrical engineering, machinery, and manufacturing. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates. Industrials companies are also subject to fluctuations in supply and demand for their specific product or service and may face product obsolescence due to rapid technological developments.
◦Aerospace and Defense Companies Risk. Government aerospace and defense regulation and spending policies can significantly affect the aerospace and defense industry because many companies involved in the aerospace and defense industry rely to a large extent on U.S. (and other) government demand for their products and services. There are significant inherent risks in contracting with the U.S. government that could have a material adverse effect on the business, financial condition and results of operations of industry participants.
•Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.
•Market Capitalization Risk.
◦Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
◦Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole.

◦Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.
•Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. As a result, the risk environment remains elevated.
•New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. Additionally, the Adviser has not previously managed a registered fund, which may increase the risks of investing in the Fund.
•Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
•Robotics and Automation Companies Risk. The Fund invests in the equity securities of robotics and automation companies and, as such, is particularly sensitive to risks to those types of companies. These risks include, but are not limited to, small or limited markets for such securities, changes in business cycles, world economic growth, technological progress, rapid obsolescence, and government regulation. Securities of robotics and automation companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Rapid change to technologies that affect a company’s products could have a material adverse effect on such company’s operating results. Robotics and automation companies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by these companies to protect their proprietary rights will be adequate to prevent the misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology.
•Space Exploration Company Risk. The exploration of space by private industry and the harvesting of space assets is a business based on anticipation of future developments and is witnessing new entrants into the market. Technological and engineering advances may not be sufficient, or occur quickly enough, to fulfill current expectations regarding progress in space exploration and development. Therefore, investments in the Fund will be riskier than traditional investments in established industry sectors and the growth of these companies may be slower and subject to setbacks as new technology advancements are made to expand into space.
•Technology Sector Risk. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund's investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
◦Internet Company Risk. Many Internet-related companies have incurred large losses since their inception and may continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable. The markets in which many Internet companies compete face rapidly evolving industry standards, frequent new service and product announcements, introductions and enhancements, and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company’s business. Additionally, the widespread adoption of new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company’s business.

◦Semiconductor Company Risk. Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductor sector is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor sector have been and likely will continue to be extremely volatile.
◦Software Companies Risk. The software industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. Companies in the application software industry, in particular, may also be negatively affected by the decline or fluctuation of subscription renewal rates for their products and services, which may have an adverse effect on profit margins. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs.
•Value Investing Risk. Because the Fund may utilize a value style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is incorrect.
Performance
The Fund is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.spear.invest.com.
Portfolio Management

Adviser	Spear Advisors LLC
Portfolio Manager	Ivana Delevska, Chief Executive Officer of the Adviser, has been the portfolio manager of the Fund since its inception in August 2021.
Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. The difference in the bid and ask prices is referred to as the “bid-ask spread.”
Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.spear.invest.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.